UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)    May 26, 2006
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          California                 0-31525                  68-0352144
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission              (IRS Employer
     Of incorporation)             File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
-----------------------------------------------------------    ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (916) 231-6700
                                                   ----------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 137 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2006, the registrants Board of Director's approved changes to the following Plans and/or Agreements to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and to clarify certain provisions of the Plans and/or Agreements:

         a)       American River Bankshares Deferred Fee Agreement;
         b)       American River Bankshares Deferred Compensation Plan;
         c) Employment Agreement between American River Bankshares and David T. Taber;
         d) Employment Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing;
         e) Salary Continuation Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing;
         f) Director Retirement Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing;
         g) Salary Continuation Agreement between American River Bankshares and David T. Taber;
         h) Salary Continuation Agreement between American River Bank and Douglas E. Tow; and
         i) Salary Continuation Agreement between American River Bank and Mitchell A. Derenzo.

The foregoing description is qualified by reference to the Agreements attached as Exhibit 99.1 through Exhibit 99.9.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

(99.1)   American River Bankshares Deferred Fee Agreement.
(99.2)   American River Bankshares Deferred Compensation Plan.
(99.3)   Employment Agreement between American River Bankshares and David T.
         Taber.
(99.4) Employment Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing.
(99.5) Salary Continuation Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing.
(99.6) Director Retirement Agreement between Bank of Amador, a division of American River Bank and Larry D. Standing.
(99.7) Salary Continuation Agreement between American River Bankshares and David T. Taber.
(99.8)   Salary Continuation Agreement between American River Bank and Douglas
         E. Tow.
(99.9)   Salary Continuation Agreement between American River Bank and Mitchell
         A. Derenzo.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
May 26, 2006                        Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.    Description                                              Page
-----------    -----------                                              ----

99.1           American River Bankshares Deferred Fee
               Agreement.                                               4-12

99.2           American River Bankshares Deferred
               Compensation Plan.                                       13-33

99.3           Employment Agreement between American
               River Bankshares and David T. Taber.                     34-45

99.4           Employment Agreement between Bank of
               Amador, a division of American River Bank
               and Larry D. Standing.                                   46-57

99.5           Salary Continuation Agreement between Bank
               of Amador, a division of American River Bank
               and Larry D. Standing.                                   57-78

99.6           Director Retirement Agreement between Bank
               of Amador, a division of American River Bank
               and Larry D. Standing.                                   79-94

99.7           Salary Continuation Agreement between American
               River Bankshares and David T. Taber.                     95-109

99.8           Salary Continuation Agreement between American
               River Bank and Douglas E. Tow.                           110-123

99.9           Salary Continuation Agreement between American
               River Bank and Mitchell A. Derenzo.                      124-137

                                       3